Earnings per Share	12 Months Ended
Dec. 31, 2017
Earnings per share [Abstract]
Disclosure of earnings per share [text block]

Earnings per Share

Basic earnings per share amounts are computed by dividing net income (loss) attributable to Deutsche Bank shareholders by the average number of common shares outstanding during the year. The average number of common shares outstanding is defined as the average number of common shares issued, reduced by the average number of shares in treasury and by the average number of shares that will be acquired under physically-settled forward purchase contracts, and increased by undistributed vested shares awarded under deferred share plans.

Diluted earnings per share assumes the conversion into common shares of outstanding securities or other contracts to issue common stock, such as share options, convertible debt, unvested deferred share awards and forward contracts. The aforementioned instruments are only included in the calculation of diluted earnings per share if they are dilutive in the respective reporting period.

Computation of basic and diluted earnings per share

in € m.	2017	2016	2015
Net income (loss) attributable to Deutsche Bank shareholders – numerator for basic earnings per share[1]	(1,049)	(1,678)	(7,022)
Effect of dilutive securities:
Forwards and options	0	0	0
Convertible debt	0	0	0
Net income (loss) attributable to Deutsche Bank shareholders after assumed conversions – numerator for diluted earnings per share[1]	(1,049)	(1,678)	(7,022)
Number of shares in million
Weighted-average shares outstanding – denominator for basic earnings per share	1,967.7	1,555.3	1,555.1
Effect of dilutive securities:
Forwards	0.0	0.0	0.0
Employee stock compensation options	0.0	0.0	0.0
Deferred shares	0.0	0.0	0.0
Other (including trading options)	0.0	0.0	0.0
Dilutive potential common shares	0.0	0.0	0.0
Adjusted weighted-average shares after assumed conversions – denominator for diluted earnings per share	1,967.7	1,555.3	1,555.1

[1]Earnings were adjusted by € 298 million and € 276 million and € 228 million net of tax for the coupons paid on Additional Tier 1 Notes in April 2017, April 2016 and April 2015.

Earnings per share

in €	2017	2016	2015
Basic earnings per share	(0.53)	(1.08)	(4.52)
Diluted earnings per share	(0.53)	(1.08)	(4.52)

On April 7, 2017, Deutsche Bank AG completed a capital increase with subscription rights. As the subscription price of the new shares was lower than the market price of the existing shares, the capital increase included a bonus element. According to IAS 33, the bonus element is the result of an implicit change in the number of shares outstanding for all periods prior to the capital increase without a fully proportionate change in resources. As a consequence, the weighted average number of shares outstanding has been adjusted retrospectively.

Due to the net loss situation for 2017, 2016 and 2015 potentially dilutive shares are generally not considered for the earnings per share calculation, because to do so would have been anti-dilutive and hence decreased the net loss per share.

Instruments outstanding and not included in the calculation of diluted earnings per share[1]

Number of shares in m.	2017	2016	2015
Call options sold	0.0	0.0	0.0
Employee stock compensation options	0.0	0.0	0.0
Deferred shares	104.4	69.6	52.5

[1]Not included in the calculation of diluted earnings per share, because to do so would have been anti-dilutive.